UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

May 23, 2018

NEVADA GOLD & CASINOS, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

133 E. Warm Springs Road Suite 102 Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

(702) 685-1000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into Material Definitive Agreement

Nevada Gold & Casinos, Inc. (the “Company”) announced today that it has entered into an agreement to sell its South Dakota Route operation to Michael J. Trucano for $400,000. The sale will include all fixtures, equipment, trade names, and operating agreements used in connection with such business, but will exclude all cash in excess of $400,000.

The transaction is expected to close on June 30, 2018, subject to the approval of the South Dakota Commission on Gaming.

This sale will free up approximately $250,000 in net cash used in the working capital of such business, which together with the purchase proceeds of $400,000, will be used to decrease outstanding debt of the Company by approximately $650,000.

The Company expects to record a net loss from discontinued operations of approximately $300,000.

Item 8.01. Other Events

The Company also announced that it is no longer in exclusive discussions to sell the Company and that its Board of Directors has initiated a process to evaluate potential strategic alternatives to maximize shareholder value. As part of the process, the Board will consider a full range of strategic, operational and financial alternatives, which may include a sale or other transaction. The Company has retained Rossoff & Company LLC as its financial advisor to assist with the strategic review process, and has retained Hughes Hubbard & Reed LLP as its legal counsel.

There can be no assurance that the strategic review process will result in any transaction or strategic alternative, or any assurance as to its outcome or timing. The Company has not set a timetable for completion of the review process and does not intend to disclose developments related to the process unless and until the Board approves a transaction or specific action, or otherwise determines that further disclosure is appropriate or required.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

Item 9.01.   Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

10.1	Asset Purchase Agreement dated 23rd day of May, 2018
99.1	Press Release dated May 23, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

NEVADA GOLD & CASINOS, INC.

Date: May 23, 2018	By:	/s/ Michael P. Shaunnessy
Michael P. Shaunnessy
President & Chief Executive Officer

INDEX TO EXHIBITS

Item	Exhibit
10.1	Asset Purchase Agreement dated 23rd day of May, 2018
99.1	Press Release dated May 23, 2018